                                                                  Exhibit (e)(2)

                                                         DATED: DECEMBER 1, 2000



                               AMENDED SCHEDULE A


                          TO THE DISTRIBUTION AGREEMENT
                              DATED OCTOBER 1, 1993
                                     BETWEEN
                           AMERICAN PERFORMANCE FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
              (FORMERLY, THE WINSBURY COMPANY LIMITED PARTNERSHIP)

FUNDS: This Agreement shall apply to all Funds of the Trust either now or hereafter created. The current funds of the Trust as set forth below:

                                    Equity Fund
                                    Small Cap Equity Fund
                                    Balanced Fund
                                    Growth Equity Fund
                                    Bond Fund
                                    Intermediate Bond Fund
                                    Intermediate Tax-Free Bond Fund
                                    Short-Term Income Fund
                                    U.S. Treasury Fund
                                    Cash Management Fund
                                    Institutional Cash Management Fund
                                    Institutional U.S. Treasury Fund



                                            AMERICAN PERFORMANCE FUNDS


                                            By: /s/ Jeffrey C. Cusick
                                              -------------------------
                                            Title: Vice President

                                            BISYS FUND SERVICES
                                            LIMITED PARTNERSHIP

                                            By:  BISYS Funds Services, Inc.
                                                 General Partner

                                            By:  /s/ Walter B. Grimm
                                               --------------------------
                                            Title: President

                                                         DATED: DECEMBER 1, 2000



                               AMENDED SCHEDULE B


                          TO THE DISTRIBUTION AGREEMENT
                              DATED OCTOBER 1, 1993
                                     BETWEEN
                           AMERICAN PERFORMANCE FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
              (FORMERLY, THE WINSBURY COMPANY LIMITED PARTNERSHIP)



LOAD FUNDS:          The current load funds of the Trust as set forth below:

                                Equity Fund
                                Small Cap Equity Fund
                                Balanced Fund
                                Growth Equity Fund
                                Bond Fund
                                Intermediate Bond Fund
                                Intermediate Tax-Free Bond Fund
                                Short-Term Income Fund
                                Institutional Cash Management Fund
                                Institutional U.S. Treasury Fund



                                          AMERICAN PERFORMANCE FUNDS


                                          By: /s/ Jeffrey C. Cusick
                                             ---------------------------------
                                          Title: Vice President


                                          BISYS FUND SERVICES

                                          LIMITED PARTNERSHIP

                                          By:      BISYS Funds Services, Inc.
                                                   General Partner

                                          By: /s/ Walter B. Grimm
                                             ---------------------------------
                                          Title: President